SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: February 23, 2000
(Date of earliest event reported)


                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)


DELAWARE                             333-84939                     51-0362653
--------                             ---------                     ----------
(State or Other Juris-              (Commission                (I.R.S. Employer
diction of Incorporation)           File Number)             Identification No.)


       8400 NORMANDALE LAKE BLVD., SUITE 600, MINNEAPOLIS, MINNESOTA   55437
       -------------------------------------------------------------   -----
               (Address of Principal Executive Office)               (Zip Code)


        Registrant's telephone number, including area code: (612) 832-7000
                                                            --------------

Item 5.  OTHER EVENTS.


          On February 28, 2000, the Registrant expects to cause the issuance and sale of Home Equity Mortgage Pass-Through Certificates, Series 2000-KS1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2000, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee.

          In connection with the expected sale of the Series 2000-KS1, the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, and Class A-II Certificates (the "Underwritten Certificates"), the Registrant has been advised by Prudential Securities Incorporated and Residential Funding Securities Corporation (the "Underwriters"), that the Underwriters have furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration Statement, which Computational Materials are being filed manually as an exhibit to this report.

          The Computational Materials filed herewith as Exhibit 99 have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

          Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (a)   FINANCIAL STATEMENTS.

                Not applicable.

          (b)   PRO FORMA FINANCIAL INFORMATION.

                Not applicable.

          (c)   EXHIBITS



                             ITEM 601(A) OF
  EXHIBIT NO.                REGULATION S-K                DESCRIPTION
                              EXHIBIT NO.

    1                             99                   Computational Materials

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                           RESIDENTIAL ASSET SECURITIES
                                           CORPORATION

                                           By: /s/ JULIE STEINHAGEN
                                              --------------------------
                                              Name:  Julie Steinhagen
                                              Title: Vice President


Dated: February 23, 2000

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       RESIDENTIAL ASSET SECURITIES
                                       CORPORATION

                                       By:
                                          --------------------------
                                          Name:  Julie Steinhagen
                                          Title: Vice President


Dated: February 23, 2000

                                  EXHIBIT INDEX


                     Item 601 (a) of        Sequentially
    Exhibit          Regulation S-K          Numbered
     Number           Exhibit No.            Description            Format


       1                99                Computational Materials     P